Nauticus Robotics, Inc. Appoints Chief Revenue Officer as it Expands into New Regions Former CEO of Beam brings decade of subsea robotics and AI commercialization experience to accelerate Nauticus ToolKITT™ market adoption Houston, TX, May 13, 2026. Nauticus Robotics, Inc. (NASDAQ: KITT, “Nauticus”), a leading innovator in autonomous subsea robotics and software solutions, today announced the appointment of Brian Allen as Chief Revenue Officer, effective May 13, 2026. Mr. Allen will lead the Company's commercial strategy across Europe, the Middle East, and Africa (EMEA) and global technology licensing. John Gibson, President and CEO of Nauticus, commented: " Brian is a proven revenue builder with a track record of scaling high-growth technology businesses in the subsea robotics sector. He brings a powerful combination of deep domain expertise and commercial execution. Over nearly a decade, he built one of Europe’s fastest-growing subsea technology companies, consistently delivering 60–100% annual revenue growth while advancing AI and autonomy platforms highly relevant to Nauticus ToolKITT™. His leadership will be instrumental as we accelerate commercialization and convert strong market demand into sustained revenue growth." Mr. Allen founded and served as CEO of Beam, a UK-based subsea robotics and AI company, from 2016 to 2025. Under his leadership, Beam scaled from a startup to approximately 230 employees across the UK, US, and Europe. The company built an $840 million sales pipeline, bringing in $90 million of sales and order book in its final twelve months. Beam’s technology and team were subsequently acquired by Rosenxt. Beam was widely recognized for its performance and innovation, ranking as the 32nd fastest- growing technology company in the UK in the 2023 Deloitte UK Technology Fast 50, earning a place in the Deloitte EMEA Fast 500, and being named a Sunday Times Top 100 tech company in 2025. Prior to founding Beam, Mr. Allen held operational robotics roles at DeepOcean, Fugro, Subsea 7 and Odyssey Marine Exploration, giving him over 15 years of direct field experience with subsea robotic systems in complex offshore environments. His career achievements include recognition as "UK Tech Entrepreneur of the Year," "Best Innovation Award" and the "Subsea Innovation and Technology" award. He holds a Certificate in Executive Leadership from Harvard University. Mr. Allen commented: "Nauticus has developed one of the most advanced autonomy platforms available today for hovering AUVs and existing ROVs. The Nauticus ToolKITT™ platform, combined with the Company’s vision-based manipulation and through-water acoustic command and control, creates a highly differentiated offering. I’m excited to work with John and the team to translate this technical leadership into accelerated revenue growth and expanded global adoption." In his role as Chief Revenue Officer, Mr. Allen will be responsible for driving technology licensing and services revenue, expanding the Company's EMEA commercial footprint, and building scalable marketing and sales infrastructure to support Nauticus’ next phase of growth. He will be based in the UK with regular travel to the Company's Houston headquarters.

About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. https://nauticusrobotics.com/ Cautionary Language Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ most recent Annual Report on Form 10-K filed with the SEC and Quarterly Reports on Form 10-Q filed with the SEC from time to time. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.